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                                                                    EXHIBIT 99.2


WILLIAMS RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO RECURRING EARNINGS

(UNAUDITED)


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
                                                                            Three months ended             Six months ended
                                                                                 June 30,                      June 30,
                                                                         --------------------------    --------------------------
(Dollars in millions, except for per-share amounts)                          2002           2001           2002           2001
                                                                         -----------    -----------    -----------    -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                 $    (349.1)   $     328.8    $    (225.9)   $     695.7
PREFERRED STOCK DIVIDENDS                                                        6.8             --           76.5             --
                                                                         -----------    -----------    -----------    -----------

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO
  COMMON STOCKHOLDERS                                                    $    (355.9)   $     328.8    $    (302.4)   $     695.7
                                                                         ===========    ===========    ===========    ===========

INCOME (LOSS) FROM CONTINUING OPERATIONS - DILUTED EARNINGS
  PER SHARE                                                              $     (0.68)   $      0.67    $     (0.58)   $      1.42
                                                                         ===========    ===========    ===========    ===========

NONRECURRING ITEMS:
Energy Marketing & Trading
  Loss accruals for commitments related to assets to have
     been used in power projects                                                81.8             --           81.8             --
  Impairment of goodwill**                                                      57.5             --           57.5             --
  Reversal of Energy Capital Mezzanine Financing accrual                        (7.0)            --           (7.0)            --
  Write off of costs associated with termination of certain projects             8.9             --            8.9             --
  Early retirement expensees                                                     4.2             --            4.2             --
  Severance accrual                                                              3.0             --            3.0             --
                                                                         -----------    -----------    -----------    -----------
 Total EM&T nonrecurring items                                                 148.4             --          148.4             --

Gas Pipeline
  Construction completion fee - received                                       (27.4)            --          (27.4)            --
  Write offs of terminated gas pipeline projects                                19.8             --           19.8             --
  Early retirement expenses                                                     11.2             --           11.2             --
  Gain on sale of Northern Border LP interest                                     --          (27.5)            --          (27.5)
                                                                         -----------    -----------    -----------    -----------
 Total Gas Pipeline nonrecurring items                                           3.6          (27.5)           3.6          (27.5)

  Exploration & Production
    Early retirement expenses                                                    0.4             --            0.4             --
    Gain on sale of E&P properties                                                --             --           (3.9)            --
                                                                         -----------    -----------    -----------    -----------
  Total Exploration & Production nonrecurring items                              0.4             --           (3.5)            --

  International
    Early retirement expenses                                                    0.9             --            0.9             --
    Impairment of soda ash mining facility                                      44.1             --           44.1             --
                                                                         -----------    -----------    -----------    -----------
  Total International nonrecurring items                                        45.0             --           45.0             --

  Midstream Gas & Liquids
    Impairment of Kansas-Hugoton facilities as assets held for sale              4.8             --            4.8             --
    Early retirement expenses                                                    0.8             --            0.8             --
    Impairment of south Texas assets as held for sale                             --           10.9             --           10.9
                                                                         -----------    -----------    -----------    -----------
  Total Midstream Gas & Liquids nonrecurring items                               5.6           10.9            5.6           10.9

  Petroleum Services
    Early retirement expenses                                                    1.2             --            1.2             --
    Gain on sale of convenience stores                                            --          (72.1)            --          (72.1)
    Accrued liability for royalty oil claim - 1995-99                             --            7.5             --            7.5
    Impairment of Touchstar business to fair value                                --             --             --           11.2
    Impairment and loss accruals for certain Travel Centers                     27.0             --           27.0             --
                                                                         -----------    -----------    -----------    -----------
  Total Petroleum Services nonrecurring items                                   28.2          (64.6)          28.2          (53.4)

  Convertible preferred stock dividends**                                         --             --           69.4             --
  Estimated loss on realization of amounts from Williams
         Communications Group, Inc.                                             15.0             --          247.0             --
  Transaction costs - Amortization of 1998 MAPCO
         merger-related costs                                                     --            0.1             --            1.5
  Gain on disposition of Prudential shares received
         from demutualization                                                  (11.0)            --          (11.0)            --
  Early retirement expenses                                                     11.3             --           11.3             --
                                                                         -----------    -----------    -----------    -----------
TOTAL NONRECURRING ITEMS                                                       246.5          (81.1)         544.0          (68.5)
Tax effect for above items                                                      68.0          (32.4)         151.5          (27.4)
                                                                         -----------    -----------    -----------    -----------

RECURRING EARNINGS                                                       $    (177.4)   $     280.1    $      90.1    $     654.6
                                                                         ===========    ===========    ===========    ===========

RECURRING DILUTED EARNINGS PER COMMON SHARE                              $     (0.34)   $      0.57    $      0.17    $      1.34
                                                                         ===========    ===========    ===========    ===========

WEIGHTED-AVERAGE SHARES - DILUTED (THOUSANDS)                                520,427        491,698        519,829        487,527

**NO TAX BENEFIT
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